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                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:
[_]  Preliminary Proxy Statement
[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))
[_]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                              THE MEXICO FUND, INC.
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               (Name of Registrant as Specified In Its Charter)

                              THE MEXICO FUND, INC.
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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

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[LOGO APPEARS HERE] THE MEXICO FUND, INC.


                                                                January 31, 2002
Dear Fellow Shareholder:

You should have recently received the proxy statement for The Mexico Fund, Inc. annual meeting scheduled to be held on March 7, 2002. Your Board of Directors urges you to review the proxy material and vote your white proxy today. At this year's annual meeting you are being asked to vote on some very important issues.

Proposal One: Electing Nominees to Your Board

You are being asked to elect two directors to serve until the 2005 Annual Meeting. We urge you to vote in favor of the Board's two director nominees.

Proposal Two: Adopting a Performance Component to Your Fund's Advisory Fee

In our continuing effort to further align the interests of the investment manager with those of the Fund's shareholders, your Board of Directors is seeking your approval to add a performance adjustment component to the advisory fee of your Fund.

Proposal Three: Allowing Periodic Share Repurchases at 98% of Net Asset Value

In an effort to increase shareholder value, your Board of Directors is seeking the adoption of a policy that would allow for periodic in-kind repurchases of fund shares.

                             Your Vote Is Important

                                Please Vote Today

Finally, on the agenda is a proposal from a shareholder that is opposed by your Board of Directors. Accordingly, your Board of Directors recommends that you vote against proposal four on the enclosed white proxy card. Again, each of the proposals is described in the proxy material previously sent to you. Your Board of Directors urges you to read the proxy material and vote today.

                Support Your Fund by voting the WHITE proxy card
                  FOR Proposals 1, 2 & 3 and AGAINST Proposal 4

Your Board of Directors appreciates your continued support.

Sincerely,

Juan Gallardo T.
Chairman of the Board

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              If you have any questions on how to vote your shares,
                        please call our proxy solicitor:

                      MORROW & CO., INC. at (800) 654-2468
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                                                                WHITE PROXY CARD

                             THE MEXICO FUND, INC.

            Proxy Solicited on Behalf of the Board of Directors for
                         Annual Meeting of Shareholders

     The undersigned shareholder of The Mexico Fund, Inc., a Maryland corporation (the "Fund"), hereby appoints Jose Luis Gomez Pimienta and Sander M. Bieber and each of them proxies of the undersigned, with full power of substitution, to vote and act in the name and stead of the undersigned at the Annual Meeting of Shareholders of the Fund, to be held at 30 Rockefeller Plaza, 23rd Floor, New York, NY, 10112, on March 7, 2002 at 2:00 P.M., New York City time, and at any and all adjournments thereof, according to the number of votes the undersigned would be entitled to cast if personally present.

     The shares represented by this proxy will be voted in accordance with instructions given by the shareholder, but if no instructions are given, this proxy will be voted in favor of proposals 1, 2 and 3 against proposal 4 as set forth in this proxy.

     The undersigned hereby revokes any and all proxies with respect to such shares heretofore given by the undersigned. The undersigned acknowledges receipt of the Proxy Statement dated January 23, 2002.

                          (Continued on reverse side)

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                        Please date, sign and mail your
                      proxy card back as soon as possible!

                         Annual Meeting of Shareholders
                             THE MEXICO FUND, INC.

                                  March 7, 2002

                Please Detach and Mail in the Envelope Provided
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A [X]  Please mark your
       votes as in this
       example

             This proxy/voting instruction card will be voted FOR proposals 1, 2 and 3 if no choice is specified.
                             The Board of Directors recommends a vote FOR proposals 1, 2 and 3.


                      FOR   WITHHELD                                                                        FOR    AGAINST   ABSTAIN
1. Election of the   [_]    [_]         Nominees:                       2. Approval of addition of a        [_]      [_]       [_]
   nominees listed                          Juan Gallardo T.               performance fee component
   at right to serve                        Emilio Carrillo Gamboa         to the Fund's investment
   as members of                                                           advisory fee.
   the Fund's Board of Directors, as Class III
   Directors, for a term expiring in 2005 and until                     3. Approval of adoption of a        [_]      [_]       [_]
   their successors are elected and qualified:                             share repurchase policy
                                                                           requiring the Fund, on a
For, except as marked to the contrary below:                               periodic basis, to offer
                                                                           to repurchase in-kind Fund
______________________________________________                             shares at no less than 98%
                                                                           of net asset value.


                                                                        This proxy/voting instruction card will be voted AGAINST
                                                                        proposal 4 if no choice is specified.

                                                                        The Board of Directors recommends a vote AGAINST proposal 4.

                                                                                                            FOR    AGAINST   ABSTAIN
                                                                        4. To consider a shareholder        [_]      [_]       [_]
                                                                           proposal that the shareholders
                                                                           of the Fund recommend that the
                                                                           Board of Directors expedite the
                                                                           process to convert the Fund to
                                                                           an open-end investment management
                                                                           company.

                                                                        5. In the discretion of the above named proxy holders, such other business as may properly come before the Meeting
                                                                           or any adjournment thereof.


SIGNATURE(s)________________________________________   DATED_________________

SIGNATURE(s)________________________________________

TITLE:__________________________________________

NOTE: Please sign, date and return promptly. Signature(s) should be exactly as name or names appear on proxy. If shares are held jointly, each holder should sign. If signing as attorney, executor, administrator, trustee or guardian, please give full name.
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